Exhibit 32.2

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the SARBANES-OXLEY ACT OF 2002

I, Mark A. Little, certify that this quarterly report on Form 10-Q of Remington Arms Company, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

REMINGTON ARMS COMPANY, INC.

/s/ Mark A. Little
Mark A. Little
Executive Vice President, Chief Financial
Officer and Chief Administrative Officer
(Principal Financial Officer)

November 14, 2005